SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2019
(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)		(Zip Code)
20 Main St., P.O. Box 667		05661-0667
Morrisville, VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Union Bankshares, Inc. annual meeting of shareholders held on May 15, 2019, Director Kenneth D. Gibbons retired from his position as director and Chairman of the Board of Union Bankshares, Inc. and Union Bank as he had reached the mandatory retirement age.
At the Union Bankshares, Inc. organizational Board meeting held after the annual shareholders meeting on May 15, 2019, Cornelius J. Van Dyke was named Chairman of the Board of Union Bankshares, Inc. and Union Bank.

Item 5.07: Submission of Matters to a Vote of Security Holders
The Company held its annual meeting of shareholders on May 15, 2019. Of 4,467,614 shares outstanding on the record date of the meeting (March 22, 2019) and entitled to vote, 3,915,927 shares were represented in person or by proxy. The following four matters were voted on by the shareholders and approved at the meeting:

1.	To fix the number of directors at ten for the ensuing year and to elect the following individuals as directors to serve a one year term:

Nominees	Votes For	Votes Withheld	Broker Non-votes
Joel S. Bourassa	2,899,689	38,749	977,489
Steven J. Bourgeois	2,900,333	38,105	977,489
Dawn D. Bugbee	2,898,592	39,846	977,489
John M. Goodrich	2,911,554	26,884	977,489
Nancy C. Putnam	2,906,502	31,936	977,489
Timothy W. Sargent	2,905,604	32,834	977,489
David S. Silverman	2,779,538	158,900	977,489
John H. Steel	2,910,168	28,270	977,489
Schuyler W. Sweet	2,909,066	29,372	977,489
Cornelius J. Van Dyke	2,904,701	33,737	977,489

2.	Advisory (Nonbinding) vote to approve the compensation paid to the Company's named executive officers. The number of votes in favor was sufficient to approve the compensation paid.

Votes For	Votes Against	Abstained	Broker Non-votes
2,889,404	36,186	12,848	977,489

3.
Advisory (Nonbinding) vote to approve a frequency of one, two or three years for future advisory Say-On-Pay votes of the shareholders. The number of votes was sufficient to approve a frequency of three years.

Votes For 3 Years	Votes For 2 Years	Votes For 1 Year	Abstained	Broker Non-votes
2,389,917	35,989	403,788	108,744	977,489

4.	To ratify the appointment of the firm of Berry Dunn McNeil & Parker, LLC as the Company’s external auditors for 2019. The number of votes in favor was sufficient to ratify the appointment.

Votes For	Votes Against	Abstained
3,879,411	14,286	22,230

Item 8.01. Other Events

(a)	On May 16, 2019, the vote results of the May 15, 2019 annual meeting were announced in a press release, filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
The following Exhibit, referred to in Item 8.01 of the Report is filed; herewith:

Exhibit 99.1	Union Bankshares, Inc. Press Release announcing voting results of the annual meeting of shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

May 16, 2019	/s/ David S. Silverman
David S. Silverman
President and Chief Executive Officer

May 16, 2019	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Union Bankshares, Inc. Press Release announcing voting results of the annual meeting of shareholders.